Exhibit 99.2

March 3, 2009

PRIVATE AND CONFIDENTIAL

New Gold Inc.
Suite 3110 - 666 Burrard Street
Vancouver, British Columbia
V6C 2X8

Dear Sirs:

Re:           Acquisition of Western Goldfields Inc. (the “Company”)

This is the Western Goldfields Disclosure Memorandum (the “Disclosure Memorandum”) which has been prepared and delivered by the Company in connection with the business combination agreement (the “Agreement”) dated the date hereof between the Company and New Gold Inc. (the “New Gold”).

1.             For the purposes of this letter:

1.1	words and expressions defined in the Agreement and referred to therein shall have the same meanings in this Disclosure Memorandum unless the context requires otherwise; and

1.2
all disclosures made shall be deemed to be made generally in respect of the Agreement and to qualify all representations and warranties, undertakings and restrictions given by the Company in the Agreement.

2.	Before dealing in detail with the various representations and warranties of the Company set out in the Agreement, we make the following general disclosures:

2.1	where any information in this Disclosure Memorandum comprises expressions of opinion or forecast, no warranty or representation is given in respect of the accuracy thereof;

2.2	all express provisions of the Agreement;

2.3
where any statement contained in the text of this Disclosure Memorandum is in conflict with any information contained in any of the documents provided to New Gold and it is reasonable to assume that New Gold would have been misled thereby, the statement contained in the text of this Disclosure Memorandum shall prevail over the information contained in the relevant document; and

2.4	matters disclosed or noted in the public disclosure of the Company that has been filed under the profile of the Company on SEDAR and on EDGAR since January 1, 2007.

3.	We now refer to the Agreement and our numbering herein follows that of section 3.02 in the Agreement.

SECTION A – ORGANIZATION

The outstanding shares of each of the Western Goldfields Subsidiaries are subject to the security interest provided to the lenders in connection with the loan facility and related documentation of Western Mesquite Mines, Inc. with a syndicate of lenders dated March 30, 2007 as subsequently amemded (the “Credit Facility”).

SECTION B – CAPITALIZATION

The Western Goldfields Options and Western Goldfields Warrants outstanding are described in Schedule A hereto.

SECTION C – AUTHORITY

See Section 2(x) in Schedule D to the Agreement.

The termination (or other triggering events) of any of Randall Oliphant, Raymond Threlkeld, Brian Penny, Wesley Hanson or [intentionally deleted] within 18 months following a change of control would require the payment of a change of control payment (See Section J below). Currently, it is contemplated the following officer will be terminated in connection with the Arrangement and the following outlines his payment entitlement under his severance agreement:

[intentionally deleted]

In addition, all of [intentionally deleted] Western Goldfields Options will be fully vested and will become immediately exercisable in full not to lapse until the expiry of their original term and the Company shall pay all of his reasonable legal fees and expenses (if any) in connection with his termination, all in accordance with his severance agreement.

[The information above has been redacted as it constitutes personal information]

SECTION F – WESTERN GOLDFIELDS SUBSIDIARIES

Calumet Mining Company in an inactive Subsidiary of the Company incorpoated under the laws of Idaho which the company intends to dissolve.

SECTION H – ABSENCE OF CHANGES

Cory Atiyeh has been provided with a severance agreement (see Section J).

[intentionally deleted], a former officer of the Company, was paid a gross severance pay in the amount of [intentionally deleted] as follows:

[intentionally deleted]

[The information above has been redacted as it constitutes personal information]

With respect to Section 3.02(h)(vi), for clarity, as at the end of the 2008 financial year there has been advances aggregating U.S.$105,000,000 pursuant intercompany loans between Western Golfields (USA) Inc. and Western Mesquite Mines, Inc., which are wholly owned subsidiaries of the Company.

SECTION J – EMPLOYMENT AGREEMENTS

The Company entered into severance agreements (the "Severance Agreements") with each of Raymond Threlkeld, Randall Oliphant, Wesley Hanson, Brian Penny and [intentionally deleted] (copies of which have been made available to New Gold) substantially on the following terms (and the Company refers New Gold to the complete copies of the severance agreements made available to New Gold for the complete terms of such agreements):

[The information above has been redacted as it constitutes personal information]

The Severance Agreements provide for specific compensation for the employees upon an event of termination of employment. Upon termination of employment without cause, the Company will be obligated to pay the terminated employee a lump sum payment equal to the annual base salary of that employee in effect at the date of termination, plus an additional one month’s salary for each completed year of employment up to a maximum of 18 month’s additional compensation  (the "Compensation Amount"). The Compensation Amount will be due on or before the fifth day following the date of termination. Any options that have vested held by an employee upon termination shall be exercisable until six months following the date of termination.  Options that have not vested as of the date of termination shall expire on the date of termination.  Except where prohibited by the applicable plan, benefits of parties terminated other than for cause shall continue in effect for 12 months following the date of termination.

In the event of a change of control, as such term is defined in the Severance Agreements, if the Company should terminate an employee's employment other than for death, disability or cause, within 18 months following the date of the change of control, or if the employee terminates his employment within six months following a triggering event, as such term is defined in the Severance Agreements, then, the Company shall pay the employee a lump sum equal to double current annual salary, target bonus (being the previous year’s bonus up to 25% of annual salary) and benefits (being 10% of annual salary) on or before the fifth day following the date of termination, and shall cause any and all outstanding options held by the employee to become immediately exercisable in full and not to lapse until the expiry of their original term. The Company shall also pay reasonable legal fees and expenses incurred by an employee as a result of contesting or disputing such termination or in seeking to obtain or enforce any right or benefit owed to the employee by the Company as a result of a termination by way of a change of control.

Also, see Section C hereof.

SECTION S – TAX MATTERS

[intentionally deleted]

[The information above has been redacted as it is sensitive information of the Company]

SECTION X – RESTRICTIONS ON BUSINESS ACTIVITIES

Except for the restrictions under the Credit Facility documentation, copies of which have been provided to or reviewed by New Gold or its advisers.

SECTION AA – CERTAIN CONTRACTS

Except for the restrictions under the Credit Facility documentation, copies of which have been provided to or reviewed by New Gold or its advisers.

SECTION GG – DISCLOSURE OF MATERIAL CONTRACTS

In connection with the Credit Facility, certain amendment letters, amending agreements and other ancillary documents entered into from time to time, all of which were provided to New Gold on the Company’s due diligence data site have not yet been filed on SEDAR.

SECTION JJ – NO BROKER’S COMMISSION

The Company has entered into an engagement letter with BMO Capital Markets to act as financial adviser. The fees payable under this engagement are as follows:

[intentionally deleted]

[The information above has been redacted as it is third party confidential information]

Yours truly,

WESTERN GOLDFIELDS INC.

by	“Brian Penny”
Name: Brian Penny
Title: Chief Financial Officer

SCHEDULE A

Western Goldfields, Inc. Warrants – Common
Issue date	# warrants balance	expire	strike price
March 16, 2004	5,596,370	N/A	U.S.$0.76
April 18, 2005	459,810	N/A	U.S.$0.76
	6,056,180

Western Goldfields, Inc. Stock Options Issued on a Stand Alone Basis

Western Goldfields, Inc. Stock Options - Common

Date	Total Options	Expiry	Exercise Price
1/28/2004	50,000	10/28/2009	U.S.$1.00
1/28/2004	50,000	3/28/2010	U.S.$1.00
2/1/2004	75,000	11/1/2009	U.S.$1.00
2/1/2004	75,000	4/1/2010	U.S.$1.00
1/23/2004	50,000	4/23/2010	U.S.$1.00
1/23/2004	50,000	9/23/2010	U.S.$1.00
5/10/2004	75,000	5/10/2009	U.S.$0.50
5/10/2004	75,000	11/10/2009	U.S.$0.75
5/10/2004	50,000	8/10/2010	U.S.$1.00
5/10/2004	50,000	1/10/2011	U.S.$1.00
9/1/2004	100,000	9/1/2014	U.S.$0.75
9/1/2004	75,000	3/1/2015	U.S.$0.75
9/1/2004	75,000	9/1/2015	U.S.$0.75
9/1/2004	100,000	9/1/2014	U.S.$0.75
9/1/2004	75,000	3/1/2015	U.S.$0.75
9/1/2004	75,000	9/1/2015	U.S.$0.75
9/1/2004	100,000	9/1/2014	U.S.$0.75
9/1/2004	50,000	3/1/2015	U.S.$0.75
9/1/2004	50,000	9/1/2015	U.S.$0.75
9/1/2004	100,000	9/1/2014	U.S.$0.75
9/1/2004	50,000	3/1/2015	U.S.$0.75
9/1/2004	50,000	9/1/2015	U.S.$0.75
9/1/2004	100,000	9/1/2014	U.S.$0.75

Western Goldfields, Inc. Stock Options - Common

Date	Total Options	Expiry	Exercise Price
4/15/2005	100,000	4/15/2011	U.S.$0.40
4/15/2005	75,000	4/15/2010	U.S.$0.40
4/15/2005	75,000	4/15/2011	U.S.$0.40
4/15/2005	3,750	4/15/2010	U.S.$0.40
4/15/2005	3,750	4/15/2011	U.S.$0.40
4/15/2005	2,500	4/15/2010	U.S.$0.40
4/15/2005	2,500	4/15/2011	U.S.$0.40
4/15/2005	1,175	4/15/2010	U.S.$0.40
4/15/2005	1,175	4/15/2011	U.S.$0.40
4/15/2005	1,550	4/15/2010	U.S.$0.40
4/15/2005	1,550	4/15/2011	U.S.$0.40
4/15/2005	1,750	4/15/2010	U.S.$0.40
4/15/2005	1,750	4/15/2011	U.S.$0.40
4/15/2005	1,750	4/15/2010	U.S.$0.40
4/15/2005	1,750	4/15/2011	U.S.$0.40
4/15/2005	1,750	4/15/2010	U.S.$0.40
4/15/2005	1,750	4/15/2011	U.S.$0.40
4/15/2005	1,750	4/15/2010	U.S.$0.40
4/15/2005	1,750	4/15/2011	U.S.$0.40
4/15/2005	2,000	4/15/2010	U.S.$0.40
4/15/2005	2,000	4/15/2011	U.S.$0.40
4/15/2005	1,250	4/15/2010	U.S.$0.40
4/15/2005	1,250	4/15/2011	U.S.$0.40
2/13/2006	2,500,000	2/12/2013	U.S.$0.34
2/13/2006	750,000	2/12/2013	U.S.$0.34
2/13/2006	750,000	2/12/2013	U.S.$0.34
2/13/2006	1,250,000	2/12/2013	U.S.$0.34
2/13/2006	1,000,000	2/12/2013	U.S.$0.34
2/13/2006	450,000	6/30/2009	U.S.$0.34
2/13/2006	100,000	2/12/2013	U.S.$0.34

Western Goldfields, Inc. Stock Options - Common

Date	Total Options	Expiry	Exercise Price
2/13/2006	16,668	2/12/2013	U.S.$0.34
4/13/2006	300,000	4/12/2013	U.S.$0.93
4/13/2006	20,000	4/12/2013	U.S.$0.93
Total	9,025,118

Western Goldfields, Inc. Stock Options Issued Pursuant to a Stock Option Plan

Western Goldfields, Inc. Stock Options - Common

Date	Total Options	Expiry	Exercise Price

6/14/2006	400,000	6/13/2013	U.S.$2.03
8/9/2006	300,000	8/9/2013	U.S.$2.28
8/9/2006	75,000	8/9/2013	U.S.$2.28
8/9/2006	100,000	8/9/2013	U.S.$2.28
4/4/2007	100,000	4/3/2014	U.S.$1.96
4/4/2007	113,600	4/3/2014	U.S.$1.96
4/4/2007	120,000	4/3/2014	U.S.$1.96
4/4/2007	75,000	4/3/2014	U.S.$1.96
4/4/2007	75,000	4/3/2014	U.S.$1.96
6/29/2007	50,000	6/29/2014	U.S.$2.46
8/2/2007	120,000	8/2/2014	Cdn.$2.80
8/2/2007	75,000	8/2/2014	Cdn.$2.80
8/2/2007	200,000	8/2/2014	Cdn.$2.80
12/10/2007	300,000	12/9/2014	Cdn.$3.74
8/8/2008	120,000	8/7/2015	Cdn.$2.00
8/8/2008	150,000	8/7/2015	Cdn.$2.00
8/8/2008	130,000	8/7/2015	Cdn.$2.00
11/27/2008	500,000	11/26/2013	Cdn.$1.75
11/27/2008	100,000	11/26/2013	Cdn.$1.75
11/27/2008	300,000	11/26/2013	Cdn.$1.75
11/27/2008	50,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	25,000	11/26/2013	Cdn.$1.75

11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	50,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	20,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	10,000	11/26/2013	Cdn.$1.75
11/27/2008	120,000	11/26/2013	Cdn.$1.75
1/26/2009	150,000	1/26/2014	Cdn.$2.20
	3,938,600